                                                                 EXHIBIT 10.26.3

                                                                       EXHIBIT C

                        GUARANTEE AGREEMENT dated as of September 17, 1999,
                among CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), each of the subsidiaries of Cricket Wireless Communications, Inc., a Delaware corporation (the "Borrower") listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary" and, collectively, the "Subsidiaries"), each of the subsidiaries of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I hereto (each such subsidiary individually, a "License Subsidiary" and, collectively, the "License Subsidiaries"; and Holdings, each Subsidiary and License Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent"), for the Secured Parties.

        Reference is made to the Collateral Agency and Intercreditor Agreement dated as of September 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement") among the Borrower, the Representatives and Unrepresented Holders referred to therein and the Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Collateral Agency and Intercreditor Agreement. Each Guarantor acknowledges receipt of a true and correct copy of the Collateral Agency and Intercreditor Agreement and agrees to the terms thereof.

        The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect subsidiary of the Borrower or the Parent and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Agreement. The Borrower may from time to time incur Permitted Additional Obligations that are required to be guaranteed pursuant to the terms hereof.

        Accordingly, the parties hereto agree as follows:

        SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

        Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

        SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of any Support Document or Secured Instrument or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Support Document, any Secured Instrument, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

        SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties, to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees or other guarantors or other obligors.

        SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

        SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of all the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under any Support Document, any Secured Instrument or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

        SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

        SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent in cash the amount of such unpaid Obligations to be applied by the Collateral Agent in the manner required by Article V of the Collateral Agency and Intercreditor Agreement. Upon payment by any Guarantor of any sums to the Collateral Agent, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations as provided in the Subordination Agreement.

        SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

        SECTION 9. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

        SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and all Secured Instrument Commitments shall have been terminated and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

        SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). Subject to Section 9.03 of the Collateral Agency and Intercreditor Agreement, if all of the Equity Interests of a Guarantor are sold, transferred or otherwise disposed of (other than to the Parent or an Affiliate thereof including the Borrower or any Subsidiary Loan Party) pursuant to a transaction that does not violate any Secured Instrument, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

        SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Support Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

        (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, subject to any consents required in accordance with Section 11.02 of the Collateral Agency and Intercreditor Agreement.

        SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.01 of the Collateral Agency and Intercreditor Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Borrower at the address set forth in the Credit Agreement.

        SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Support Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the extension of credit by any Secured Party pursuant to a Secured Instrument regardless of any investigation made by any Secured Party or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

        (b) In the event any one or more of the provisions contained in this Agreement or in any other Support Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

        SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Collateral Agency and Intercreditor Agreement shall be applicable to this Agreement.

        SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and


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                                       9


unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Support Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Support Document shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Support Document against any Guarantor or its properties in the courts of any jurisdiction.

        (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Support Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER SUPPORT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SUPPORT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

        SECTION 20. Additional Guarantors. Upon execution and delivery after the date hereof by the Collateral Agent and a Subsidiary Loan Party of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement. This Agreement may be waived, amended or modified with respect to any one or more Guarantors and any one or more Guarantors may be released from its obligations hereunder without the consent or agreement of any other Guarantor.

        SECTION 21. Right of Setoff. While a Notice of Enforcement is in effect, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Support Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Support Document and although such obligations may be unmatured. After any exercise of such right of setoff, the

Secured Party shall give notice of such exercise to the Collateral Agent and the Borrower; provided, however, that failure to give such notice shall not in any way affect the rights of any Secured Party. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

        SECTION 22. Credit Agreement Covenants. Each Guarantor hereby covenants and agrees to comply with all covenants contained in the Credit Agreement that are applicable to such Guarantor.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        CRICKET COMMUNICATIONS, INC.,

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        EACH SUBSIDIARY LISTED ON
                                        SCHEDULE I HERETO,

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        EACH LICENSE SUBSIDIARY LISTED
                                        ON SCHEDULE I HERETO,

                                        By
                                           -------------------------------------
                                           Name:

                                           Title:

                                        STATE STREET BANK AND TRUST
                                        COMPANY, as Collateral Agent,

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                                               Schedule I to the
                                                             Guarantee Agreement

                Guarantor                                Address
                ---------                                -------

                                                                  Annex 1 to the
                                                             Guarantee Agreement

        SUPPLEMENT NO. [ ] dated as of , to the Guarantee Agreement dated as of September 17, 1999, among CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), each of the subsidiaries of Cricket Wireless Communications, Inc., a Delaware corporation (the "Borrower") listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary" and, collectively, the "Subsidiaries"), each of the subsidiaries of Leap Wireless International, Inc., a Delaware corporation (the "Parent") listed on Schedule I thereto (each such subsidiary individually, a "License Subsidiary" and, collectively, the "License Subsidiaries"; and Holdings, each Subsidiary and License Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors") and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

        A. Reference is made to (a) the Collateral Agency and Intercreditor Agreement (as defined in the Guarantee Agreement) and (b) the Guarantee Agreement.

        B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement.

        C. The Guarantors have entered into the Guarantee Agreement in order to induce the Secured Parties to make loans under the Secured Instruments. Section 20 of the Guarantee Agreement provides that additional Subsidiary Loan Parties may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the "New Guarantor") is executing this Supplement to become a Guarantor under the Guarantee Agreement in order to induce the Secured Parties to make additional loans and as consideration for loans previously made under the Secured Instruments.

        Accordingly, the Collateral Agent and the New Guarantor agree as follows:

        SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

        SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

        SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

        SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the

Collateral Agent.

        IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                        [NAME OF NEW GUARANTOR],

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address:

                                        STATE STREET BANK AND TRUST
                                        COMPANY, as Collateral Agent,

                                        By
                                          --------------------------------------
                                          Name:
                                          Title: